Huntington Personal Retirement Manager Series I
Huntington Leaders Series III

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-148564

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington PRM I and Huntington Leaders III table of minimum and maximum expenses in section “2. Fee Summary” of your prospectus is deleted and replaced with:

Huntington PRM I and Huntington Leaders III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.41%	1.93%

The Huntington PRM I and Huntington Leaders III table under “Example” in section “2. Fee Summary” of your prospectus is deleted and replaced with the following:

Huntington PRM I and Huntington Leaders III:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,179	$2,191	$3,009	$4,909
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$401	$1,413	$2,425	$4,879
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$506	$1,518	$2,530	$4,909

This Supplement Should Be Retained For Future Reference.

HV-7734